THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THIS DESIGN AND ENGINEERING SERVICES AGREEMENT is dated for reference the 1st day of July, 2001.

BETWEEN:

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC., a company incorporated pursuant to the laws of the State of Nevada, of 4199 Lougheed Highway, Suites 200 and 201, Burnaby, British Columbia, Canada

(the "Company")

OF THE FIRST PART

AND:

KISS MANUFACTURING LTD. of 2817 Murray Street, Port Moody, British Columbia, Canada

(the "Contractor")

OF THE SECOND PART

WHEREAS:

A. The Company desires to retain the Contractor to provide design and engineering services (the "Services"), in connection with the design and development of a stand-alone housing for:

(a) a new network-attached appliance device to be marketed by the Company under the name Essential ServerTM;

(b) a new security and loss prevention system that will integrate up to 16 closed circuit television cameras, utilize state-of-the-art digital recording and image capture, and be marketed by the Company under the name SecurDVRTM; and

B. The Contractor has agreed to provide the Services to the Company on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

ARTICLE 1
APPOINTMENT AND AUTHORITY OF CONTRACTOR

1.1 Appointment of Contractor

The Company hereby appoints the Contractor to perform the Services for the benefit of the Company as hereinafter set forth, and the Company hereby authorizes the Contractor to exercise such powers as provided under this Agreement. The Contractor accepts such appointment on the terms and conditions herein set forth.

1.2 Authority of Contractor

The Contractor shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Company.

1.3 Independent Contractor

In performing the Services, the Contractor shall be an independent contractor and not an employee or agent of the Company, except that the Contractor shall be the agent of the Company solely in circumstances where the Contractor must be the agent to carry out his obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Contractor to provide the Services exclusively to the Company and the Contractor hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Contractor's behalf and the Contractor or any of his agents shall not be entitled to the fringe benefits provided by the Company to its employees.

ARTICLE 2
CONTRACTOR'S AGREEMENTS

2.1 Primary Supervision

The Contractor hereby agrees that Mr. Hepworth, an employee [or a shareholder] of the Contractor, shall take primary responsibility for delivery of the Services to the Company hereunder, and that it shall ensure that Mr. Hepworth is allocated a significant amount of time and sufficient resources to ensure that the Services are rendered on a timely manner.

2.2 Expense Statements

The Contractor shall on or before the 15th day of each calendar month during the term hereof, or if a Saturday, Sunday or holiday the next following business day, render to the Company an itemized statement and accounting for the previous calendar month, together with such supporting documents as and when the Company may reasonably require, of all expenses which the Company is obligated by this Agreement to reimburse.

The Contractor may incur expenses in the name of the Company up to an amount per month as agreed in advance by the Company, such expenses to relate solely to the carrying out of the Services. The Contractor will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis.

2.3 Supplemental Services

The Contractor acknowledges and agrees that the Fees (as hereinafter defined) shall cover such supplemental design, engineering, injection-mold tooling and testing that may be required during the term of this Agreement, to ensure that the final product conforms in all material respects to the Company's specifications.

ARTICLE 3
COMPANY'S AGREEMENTS

3.1 Compensation of Contractor

As compensation for the Services described below, the Company shall pay the following fees (the "Fees"):

Project Co-ordination and Design Fee	$20,000.00
Finish and Assembly of 17 Prototype Units	6,000.00
Injection Mold Tooling	76,000.00
Mold Testing and Pre-Production Run	6,500.00
TOTAL	$108,500.00

The Fees for the Services shall be payable by the Company upon receipt of an invoice therefor, following the completion of the Services.

The Contractor acknowledges receipt of the sum of $20,000.00, received from the Company as a non-refundable deposit in cash upon execution of this Agreement, for credit and application against the Fees at such time as the Fees become payable.

The balance of the Fees, being the sum of $88,500, shall be payable in cash, or, upon election of the Contractor, in such number of common shares in the capital of the Company (the "Shares") as shall be determined by dividing such sum by the average closing bid price of the Company's common shares on the Over-the-Counter Bulletin Board Service of the National Association of Securities Dealers, Inc. on the ten trading days immediately prior to the date of the Contractor's notice in writing that it has elected to receive payment in Shares. Such notice in writing shall be made in the form attached hereto as Schedule "A".

The Company acknowledges that it shall be responsible for payment in cash of such sales or other value added taxes as may be applicable at the time of payment of the Fees.

ARTICLE 4
DURATION, TERMINATION AND DEFAULT

4.1 Effective Date

This Agreement shall become effective as of the 1st day of July, 2000 (the "Effective Date"), and shall continue for a period of six months from the Effective Date or until terminated pursuant to the terms of this Agreement.

4.2 Termination

This Agreement may be terminated by either party by giving the other 30 days written notice of such termination provided that in circumstances where the Contractor would otherwise have been entitled to receive a payment pursuant to Section 3.1 herein within 30 days following termination of this Agreement the Company shall make such payment to the Contractor as if the Agreement had not been terminated.

4.3 Duties Upon Termination

Upon termination of this Agreement for any reason, the Contractor shall upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

(a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

(b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Contractor shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

4.4 Compensation of Contractor on Termination

Upon termination of this Agreement, the Contractor shall be entitled to receive as his full and sole compensation in discharge of obligations of the Company to the Contractor under this Agreement all sums due and payable under this Agreement to the date of termination and the Contractor shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Contractor under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud, negligence or wilful act of the Contractor, to the extent such right has not been waived by the Company.

ARTICLE 5
CONFIDENTIALITY

5.1 Ownership of Work Product

All reports, documents, concepts, products and processes together with any marketing schemes, business or sales contracts, or any business opportunities prepared, produced, developed, or acquired, by or at the direction of the Contractor, directly or indirectly, in connection with or otherwise developed or first reduced to practice by the Contractor performing the services (collectively, the "Work Product") shall belong exclusively to the Company which shall be entitled to all right, interest, profits or benefits in respect thereof. No copies, summaries or other reproductions of any Work Product shall be made by the Contractor or any of his agents without the express permission of the Company.

5.2 Confidentiality

The Contractor shall not, except as authorized or required by his duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to his knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's business or may be likely so to do. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge which may come into the public domain.

The Contractor shall comply, and shall cause his agents to comply, with such directions as the Company shall make to ensure the safeguarding or confidentiality of all such information. The Company may require that any agent of the Contractor execute an agreement with the Company regarding the confidentiality of all such information.

5.3 Devotion to Contract

During the term of this Agreement, the Contractor shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Contractor to devote his exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Contractor shall, and shall cause each of his agents assigned to performance of the Services on behalf of the Contractor, to:

(a) at all times perform the Services faithfully, diligently, to the best of his abilities and in the best interests of the Company;

(b) devote such of its time, labour and attention to the business of the Company as is necessary for the proper performance of the Services hereunder; and

(c) refrain from acting in any manner contrary to the best interests of the Company or contrary to the duties of the Contractor as contemplated herein.

5.4 Other Activities

The Contractor shall not be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company.

ARTICLE 6
MISCELLANEOUS

6.1 Waiver; Consents

No consent, approval or waiver, express or implied, by either party hereto, to or of any breach of default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a general waiver by such party of its rights under this Agreement, and the granting of any consent or approval in any one instance by or on behalf of the Company shall not be construed to waiver or limit the need for such consent in any other or subsequent instance.

6.2 Currency

Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of Canada.

6.3 Governing Law

This Agreement and all matters arising thereunder shall be governed by the laws of the Province of British Columbia.

6.4 Successors, etc.

This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective heirs, successors and permitted assigns.

6.5 Assignment

This Agreement may not be assigned by any party except with the written consent of the other party hereto.

6.6 Entire Agreement and Modification

This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof. To be effective any modification of this Agreement must be in writing and signed by the party to be charged thereby.

6.7 Headings

The headings of the Sections and Articles of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

6.8 Notices

Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party set forth below, and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

Notices shall be addressed as follows:

If to the Company:

Merlin Software Technologies International, Inc.
4199 Lougheed Highway
Suites 200 and 201
Burnaby, BC V5C 3Y6

Attention: Robert Heller

Fax: (604) 320-7257

If to the Contractor:

Kiss Manufacturing Ltd.
2817 Murray Street
Port Moody, BC V3H 1X3

Attention: Allen Hepworth

Fax: (604) 469-9974

or such other address as may be specified in writing to the other party, but notice of a change of address shall be effective only upon the actual receipt.

6.9 Time of the Essence

Time is of the essence of this Agreement.

6.10 Further Assurances

The parties hereto agree from time to time after the execution hereof to make, do, execute or cause or permit to be made, done or executed all such further and other lawful acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

6.11 Counterparts

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.12 Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

. IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

MERLIN SOFTWARE TECHNOLOGIES INC.

Per: /s/ Robert Heller
Authorized Signatory

KISS MANUFACTURING LTD.

Per:/s/ Allen Hepworth
Authorized Signatory

SCHEDULE "A"

THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Notice of Election

TO: Merlin Software Technologies International, Inc.
(the "Company")
4199 Lougheed Highway
Suites 200 and 201
Burnaby, BC V5C 3Y6

Attention: The President

This Notice of Election shall constitute proper notice pursuant to Section 3.1 of that certain Design and Engineering Services Agreement (the "Agreement") dated for reference July 1, 2001, between the Company and the undersigned.

The undersigned hereby elects to accept in full satisfaction and payment of the balance of the Fees payable under the Agreement, being the sum of CDN$88,500, 340,385 shares of common stock in the capital of the Company (the "Shares") at a price of U.S.$0.17 per Share on the terms and conditions set forth in the Agreement.

The undersigned hereby directs that the Shares be registered as follows:

Kiss Manufacturing Ltd.
2817 Murray Street
Port Moody, BC V3H 1X3

The undersigned has executed this Notice this 28th day of January, 2002.

KISS MANUFACTURING LTD.

Per:
/s/ Allen Hepworth
Authorized Signatory

AGREEMENTS OF KISS MANUFACTURING LTD.

ARTICLE 1
REPRESENTATIONS, WARRANTIES AND COVENANTS

1.1 By executing this Notice of Election to Exercise, Kiss Manufacturing Ltd. ("Kiss Manufacturing") hereby covenants, represents and warrants to and with the Company that:

(a) Kiss Manufacturing, is legally competent to execute this Notice of Election, to take all actions required pursuant hereto, and the execution and delivery of this Notice of Election by Kiss Manufacturing has been duly and validly authorized;

(b) Kiss Manufacturing is purchasing the Shares as a principal (and not as an agent) for investment purposes only with no intention or view to reselling or distributing any portion or beneficial interest in the Shares; provided, however, that Kiss Manufacturing may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(c) Kiss Manufacturing is not an underwriter of, or dealer in, the common shares of the Company, nor is Kiss Manufacturing participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(d) Kiss Manufacturing is familiar with the aims and objectives of the Company and is aware of the risk and other characteristics of its investment in the Shares;

(e) Kiss Manufacturing is outside the United States when executing this Notice of Election; and

(f) Kiss Manufacturing is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the securities legislation (the "Legislation") in all jurisdictions relevant to this Notice of Election. As a consequence, the undersigned acknowledges that the undersigned will not be entitled to use most of the civil remedies available under the Legislation and the undersigned will not receive information that would otherwise be required to be provided to him or her pursuant to the Legislation.

ARTICLE 2
ACKNOWLEDGEMENTS OF KISS MANUFACTURING

2.1 Kiss Manufacturing acknowledges and agrees that:

(a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to Kiss Manufacturing that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Securities Dealers, Inc.;

(c) the Company is not a reporting issuer in any province or territory of Canada and, accordingly, any applicable hold periods under the applicable Legislation may never expire. As such, the Shares may be subject to restrictions on resale for an indefinite period of time;

(d) the decision to execute this Notice of Election and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission (the "SEC") and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record"). If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

(e) Kiss Manufacturing has been advised by the Company that Kiss Manufacturing should consult its own legal adviser before disposing of all or any part of any Shares that may be issued to Kiss Manufacturing pursuant to this Notice of Election to avoid breach of applicable Legislation;

(f) no person has made to Kiss Manufacturing any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the exercise price for the Shares; or

(iii) as to the future price or value of the Shares;

(g) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person;

(h) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(i) Kiss Manufacturing understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of original issuance of the Shares (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(j) Kiss Manufacturing understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act; and

(k) Kiss Manufacturing acknowledges that it will not be acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that Kiss Manufacturing may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements.

ARTICLE 3
LEGENDING OF SUBJECT SECURITIES

3.1 Kiss Manufacturing hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."